UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2024
Glatfelter Corporation
______________________________________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		704 885-2555
(N/A)
______________________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders, the Company’s shareholders voted upon the following three proposals, each of which is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on March 26, 2024. The final voting results for each proposal are as follows:

Proposal 1. The election of seven members of the Board to serve until the Company’s 2025 Annual Meeting of Shareholders and until their successors are elected and qualified.

Each of the seven nominees for director was elected and the voting results are set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bruce Brown	32,238,634	385,449	169,149	5,718,349
Kathleen A. Dahlberg	31,408,056	388,282	996,894	5,718,349
Kevin M. Fogarty	32,226,987	340,485	225,760	5,718,349
Marie T. Gallagher	32,354,414	286,469	152,349	5,718,349
Darrel Hackett	32,356,665	282,373	154,194	5,718,349
J. Robert Hall	32,330,050	348,595	114,587	5,718,349
Thomas M. Fahnemann	32,477,090	207,850	108,292	5,718,349

Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
38,020,785	328,065	162,731	N/A

Proposal 3. Advisory approval of the Company’s 2023 named executive officer compensation (“Say-on-Pay”). The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
30,852,510	1,784,680	156,042	5,718,349

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

May 10, 2024	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, General Counsel & Compliance